LOAN AGREEMENT

This Agreement made this 1st. day of April, 2002

BETWEEN:

                            DORAL EZ INVESTMENTS INC.
                        a corporation incorporated under
                       the laws of the Province of Ontario
                            (hereinafter called "EZ")


                                     - and -


                                GRAVITY SPIN INC.
                        a corporation incorporated under
                       the laws of the Province of Ontario
                            (hereinafter called "GS")


     WHEREAS the EZ is in the business of providing seed capital, and financing to entrepreneurial ventures;

     AND WHEREAS GS wishes to obtain a loan, and a line of credit guarantee from EZ to finance operations;

     NOW THEREFORE, in consideration of the premises and mutual Agreements and covenants herein contained and other good and valuable consideration (the receipt and adequacy of which is hereby mutually acknowledged), the parties hereby covenant and agree as follows:

1.0  TERM

     1.1 GS hereby engages EZ and EZ hereby agrees to render financial services to GS for a period of five years. (the "Term"), commencing on April 01, 2002;
     1.2 Both parties may terminate this agreement upon giving the other party 30 days written notice.











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2.0  EZ OBLIGATIONS

     2.1  During the Term of this Agreement:

          EZ shall provide to GS, a loan representing the consolidation of two previous loans made to E Fusion ATP Inc. (now Gravity Spin Inc.) on February 18, 2000 for $100,000.00 CDN and April 4, 2001 for $100,000.00 CDN from Erwin Zecha personally.

          EZ will secure a $100,000.00 CDN line of credit on behalf of GS, with a financial institution to be determined by EZ.

          The new loan agreement terms are as follows;

          (i) the previous loans are terminated and all interest payments are considered paid in full;
          (ii) the loan amount of $200,000.00 CDN is interest free, no principal payments are scheduled, and no interest will accrue;
          (iii)     the loan will be secured with the company's assets;
          (iv) EZ will discharge his services and provide all services in the best interest of GS.

     2.2 The services of EZ are non-exclusive and subject to paragraph 5.0 hereof, EZ may render services of the same or similar nature, as herein described, to an entity whose business is in competition with the GS, directly or indirectly;

     2.3 EZ shall retain all information of any nature, type or kind regarding the GS's business, clients and opportunities in confidence and shall not disclose this information to any competitor.


3.0  GS OBLIGATIONS

     3.1  GS shall comply with the following:

          (a) GS will pay interest on the line of credit in accordance with the terms of the bank, and will use or pay down as required;
          (b)  at least 25% of the profit  before taxes will be used to pay down the loan, within 60 days of the company's financial year end;
          (c)  the loan will be repaid  before any  profits  or  bonuses  can be distributed to any of the shareholders;
          (d) GS will provide financial statements on the 10th. day following month end;




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4.0  TRADE SECRETS

     4.1 EZ will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Agreement, any trade secrets or other information designated as confidential by GS which is acquired by the EZ in the course of performing services under this Agreement.


5.0  INDEMNITY

     5.1 The parties agree to indemnify and hold each other, their affiliates, control persons, officers, employees, attorneys and agents (collectively, the "Indemnified Persons") harmless from and against losses, claims, damages, liabilities, costs, or expenses, joint and several arising out of the performance of this Agreement. The parties also agree that it shall reimburse the Indemnified Persons for any attorney's fees and cost incurred in enforcing this Indemnification.

          This Indemnity shall not apply, however, where a court of competent jurisdiction has made a final determination that either or both parties engaged in gross recklessness and willful misconduct in the performance of their services hereunder which gave rise to a loss, claim, damage, liability, cost or exposure sought to be resolved hereunder.

     5.2 The provisions of paragraph 5.1 shall survive the termination and expiration of this Agreement.


6.0  ENTIRE AGREEMENT

     6.1 This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof, and supercedes and cancels any prior communications, understandings and Agreements between the parties. This Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written Agreement signed by all parties.












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7.0  TIME

     7.1  Time shall be of the essence in all respects of this Agreement.


8.0  NOTICE

     8.1 Any notice or other communication which is required or permitted to be given or made by one party to the other party hereunder shall be in writing and shall be either:

          (a)  personally delivered to the other party;
          (b)  sent by facsimile transmission; or
          (c)  sent by regular mail, postage prepaid.

          Any notice shall be sent to the intended recipient at its address as follows:

          EZ:

          Erwin Zecha
          Doral Group of Corporations
          505 Iroquois Shore Road,
          Unit 2, Oakville,
          ON, L6H 2R3
          Fax: 905 845 3677

          GS:

          Bruce Turner
          Gravity Spin Inc.
          30 Eglinton Avenue West,
          Suite 720, Box 72,
          Mississauga, ON
          L5R 3E7
          Fax: 905 507 1761

          Or at such other address as any party may from time to time advise the other by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of such delivery. Any notice sent by facsimile transmission shall be deemed to be received the next business day following the date of its transmission. Any delivery by regular mail shall be deemed to be delivered 7 business days following the date on which it was mailed.





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9.0  DILIGENCE BY PARTIES

     9.1 The parties shall, with reasonable diligence, do all things and provide all reasonable assurances as may be required to complete the transaction(s) and/or services contemplated in this Agreement, and each party shall provide such further documents, information or instruments required by the other party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.


10.0 COUNTERSIGNING

     10.1 This Agreement may be executed by the parties in one or more counterparts, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.


11.0 SEVERENCE

     11.1 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such invalid or unenforceable provision shall be deemed to be severed. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

























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     IN WITNESS  WHEREOF the parties have duly executed this Agreement as of the date first written above.


SIGNED, SEALED AND DELIVERED
in the presence of:


                                             DORAL EZ INVESTMENTS INC.


                                             By:  /s/ Erwin Zecha
----------------------------------                ----------------------------
Witness                                           Erwin Zecha
                                                  Authorized Director/Officer


                                             GRAVITY SPIN INC.


                                             By:  /s/ Bruce Turner
                                                  ----------------------------
                                                  Bruce Turner
                                                  Authorized Director/Officer


















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